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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):    May 18, 2004


                                 Assurant, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  001-31978                    39-1126612
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(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
     of Incorporation)               Number)                 Identification No.)

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      One Chase Manhattan Plaza, 41st Floor
           New York, New York                                     10005

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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (212) 859-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events.

     J. Kerry Clayton, the President and Chief Executive Officer of Assurant, Inc. (the "Company"), has entered into a Rule 10b5-1 purchase plan dated
May 18, 2004 with Morgan Stanley & Co. Incorporated. Mr. Clayton's purchase plan calls for the orderly purchase of up to $500,000 worth of shares of the Company's common stock commencing on May 25, 2004 subject to certain conditions. Mr. Clayton's purchase plan will expire on April 30, 2005 unless terminated earlier in accordance with the terms of the purchase plan.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASSURANT, INC.


Date: May 19, 2004                          By:  /s/ Katherine Greenzang
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                                            Katherine Greenzang
                                            Senior Vice President, General
                                             Counsel and Secretary






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